                                                                 Exhibit 24

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                   -------------------------------------------



     The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Michael C. Regulinski and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-4 relating to the registration of up to $720 million of the Company's Series B Secured Notes in the third quarter of 1997, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 15th day of September, 1997.






                                        ROBERT J. FARLING
                                        --------------------------------
                                        Robert J. Farling
                                        Chairman, Chief Executive Officer
                                        and Director






Signed and acknowledged in the presence of:  J. T. PERCIO
                                           ------------------

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                   -------------------------------------------



     The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Michael C. Regulinski and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-4 relating to the registration of up to $720 million of the Company's Series B Secured Notes in the third quarter of 1997, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 16th day of September, 1997.






                                            MURRAY R. EDELMAN
                                            -----------------------------------
                                            Murray R. Edelman
                                            President and Director







Signed and acknowledged in the presence of:  J. T. PERCIO
                                           -------------------

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                   -------------------------------------------



     The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Michael C. Regulinski and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-4 relating to the registration of up to $720 million of the Company's Series B Secured Notes in the third quarter of 1997, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 15th day of September, 1997.






                                            FRED J. LANGE, JR.
                                            -----------------------------------
                                            Fred J. Lange, Jr.
                                            Vice President and Director







Signed and acknowledged in the presence of:  MARY V. FRAIN
                                           -----------------------

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                   -------------------------------------------



     The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Michael C. Regulinski and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-4 relating to the registration of up to $720 million of the Company's Series B Secured Notes in the third quarter of 1997, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 16th day of September, 1997.






                                             TERRENCE G. LINNERT
                                             ----------------------------------
                                             Terrence G. Linnert
                                             Vice President and Chief Financial
                                             Officer






Signed and acknowledged in the presence of:   PATRICIA M. MITCHELL
                                           ---------------------------

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                   -------------------------------------------



     The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Michael C. Regulinski and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-4 relating to the registration of up to $720 million of the Company's Series B Secured Notes in the third quarter of 1997, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 15 day of September, 1997.






                                             E. LYLE PEPIN
                                             --------------------------------
                                             E. Lyle Pepin
                                             Controller







Signed and acknowledged in the presence of:  RUTH A. HARNER
                                           -------------------

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                            THE TOLEDO EDISON COMPANY
                            -------------------------



     The undersigned, being a director or officer or both (as stated under his or her signature below) of The Toledo Edison Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Michael C. Regulinski and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-4 relating to the registration of up to $720 million of the Company's Series B Secured Notes in the third quarter of 1997, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 15th day of September, 1997.






                                               ROBERT J. FARLING
                                               --------------------------------
                                               Robert J. Farling
                                               Chairman, Chief Executive Officer
                                               and Director






Signed and acknowledged in the presence of:  J. T. PERCIO
                                           ----------------

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                            THE TOLEDO EDISON COMPANY
                            -------------------------



     The undersigned, being a director or officer or both (as stated under his or her signature below) of The Toledo Edison Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Michael C. Regulinski and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-4 relating to the registration of up to $720 million of the Company's Series B Secured Notes in the third quarter of 1997, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 16th day of September, 1997.






                                               MURRAY R. EDELMAN
                                               --------------------------------
                                               Murray R. Edelman
                                               Vice Chairman and Director







Signed and acknowledged in the presence of:  J. T. PERCIO
                                           -----------------

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                            THE TOLEDO EDISON COMPANY
                            -------------------------



     The undersigned, being a director or officer or both (as stated under his or her signature below) of The Toledo Edison Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Michael C. Regulinski and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-4 relating to the registration of up to $720 million of the Company's Series B Secured Notes in the third quarter of 1997, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 15th day of September, 1997.






                                                FRED J. LANGE, JR.
                                                ------------------------------
                                                Fred J. Lange, Jr.
                                                President and Director







Signed and acknowledged in the presence of:  MARY V. FRAIN
                                           -----------------

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                            THE TOLEDO EDISON COMPANY
                            -------------------------



     The undersigned, being a director or officer or both (as stated under his or her signature below) of The Toledo Edison Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Michael C. Regulinski and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-4 relating to the registration of up to $720 million of the Company's Series B Secured Notes in the third quarter of 1997, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 16th day of September, 1997.






                                           TERRENCE G. LINNERT
                                           ------------------------------------
                                           Terrence G. Linnert
                                           Vice President and Chief Financial
                                           Officer






Signed and acknowledged in the presence of:  PATRICIA M. MITCHELL
                                           -------------------------

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF

                            THE TOLEDO EDISON COMPANY



     The undersigned, being a director or officer or both (as stated under his or her signature below) of The Toledo Edison Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly, Michael C. Regulinski and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-4 relating to the registration of up to $720 million of the Company's Series B Secured Notes in the third quarter of 1997, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 15 day of September, 1997.






                                                  E. LYLE PEPIN
                                                  ----------------------------
                                                  E. Lyle Pepin
                                                  Controller







Signed and acknowledged in the presence of:  RUTH A. HARNER
                                           ------------------